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                                                                EXHIBIT 21

                            TECHNOLOGY SOLUTIONS COMPANY


                            SUBSIDIARIES OF THE COMPANY

The following are all the subsidiaries of the Registrant and are included in its audited consolidated financial statements filed with its Annual Report on Form 10-K for the fiscal year ended May 31, 1998. Each subsidiary listed is either wholly-owned by the Registrant or by the Registrant and another of its subsidiaries listed below.



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                                                                                          Place of
   Subsidiary (Year Organized or Acquired)                                              Incorporation
_____________________________________________________________________                 ________________
   TSC International Holding, Inc. (1990)                                                 Illinois
   Technology Solutions Company de Mexico, S.A. de C.V. (1995)                             Mexico
   TSC Europe, Inc. (1995)                                                                Delaware
   TSC Europe (U.K.) Ltd. (1996)                                                           England
   Aspen Scotland Limited (1996)                                                          Scotland
   Technology Solutions Canada, (TSC) Ltd. (1996)                                          Canada
   TSC Europe (Deutschland) GmbH (1996)                                                    Germany
   TSC South America, Inc. (1996)                                                         Delaware
   TSC Colombia, Inc. (1996)                                                              Delaware
   TSC Latin America, Inc. (1996)                                                         Delaware
   TSC Colombia S.A. (1996)                                                               Colombia
   Goalsetters, Inc. (1996)                                                               Delaware
   OrTech Solutions Company (1996)                                                        Delaware
   TSC Asia, Inc. (1997)                                                                  Delaware
   Technology Solutions Company Brasil LTDA (1997)                                         Brazil
   Geising International, Ltd. (1997)                                                     New York
   HRM Resources, Inc. (1997)                                                             New York
   TSC Europe (Switzerland) Ltd. (1997)                                                  Switzerland
   TSC Europe (France) SARL (1997)                                                         France
   Go Source, Inc. (1997)                                                                 Delaware
   The Bentley Group, Inc. (1997)                                                        Massachusetts
   TSC Australia Pty, Ltd. (1998)                                                         Australia
   TSC Europe GmbH (1998)                                                                Switzerland
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